UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 10, 2023

KINS TECHNOLOGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200
3000 El Camino Real
Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	KINZU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	KINZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	KINZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

In a special meeting of the stockholders (the “Special Meeting”) of KINS Technology Group Inc., a Delaware corporation (the “Company” or “KINS”), held on March 10, 2023 at 1:30 p.m., Pacific Time, virtually via live webcast in connection with the stockholder vote on proposals related to the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of September 25, 2022 (the “Merger Agreement”), by and among the Company, KINS Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Inpixon, a Nevada corporation (“Inpixon”) and CXApp Holding Corp., a Delaware corporation and wholly-owned subsidiary of Inpixon (“CXApp”), which provides for, among other things, the merger of the Merger Sub with and into CXApp, with CXApp surviving as a wholly-owned subsidiary of New CXApp (the “Merger”), holders of 7,097,290 shares of KINS common stock (consisting of 197,290 shares of KINS Class A common stock and 6,900,000 shares of KINS Class B common stock were present virtually or represented by proxy, representing 97.39% of KINS’ common stock outstanding and entitled to vote as of February 2, 2023, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

References to “New CXApp” in this report refer to Company following the closing of the Merger (the “Merger Closing”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for each matter submitted to a vote of the Company stockholders at the Special Meeting are set forth below:

1.	The Business Combination Proposal: To approve the Merger Agreement and the Merger.

For	Against	Abstain
7,063,163	34,127	0

2.	The Charter Amendment Proposal: To approve and adopt the proposed new certificate of incorporation (the “Proposed Charter”) of New CXApp as the post-business combination company, which would take effect at the effective time of the Merger.

For	Against	Abstain
7,063,163	34,127	0

3.	The Advisory Amendment Proposals: To approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter of New CXApp.

a.	Company Name: To approve and adopt a provision of the Proposed Charter providing that the name of New CXApp will be “CXApp Inc.”

For	Against	Abstain
7,063,163	34,127	0

b.	Authorized Shares: To set the number of authorized shares of Class A common stock of New CXApp, par value $0.0001 per share (“New CXApp Class A Common Stock”), to 200,000,000, the number of authorized shares of Class C common stock of New CXApp, par value $0.0001 per share (“New CXApp Class C Common Stock”), to 10,000,000 and the number of authorized shares of preferred stock of New CXApp, par value $0.0001 per share (“New CXApp Preferred Stock”) to 2,000,000.

For	Against	Abstain
7,063,163	34,127	0

c.	Board Composition: To provide for the classification of the board of directors into three classes of directors and to change the size of the board of directors of New CXApp (the “Combined Company Board”) to up to five directors.

For	Against	Abstain
7,063,163	34,127	0

d.	Eliminate Blank Check Company Provisions: To eliminate various provisions applicable only to blank check companies, including the provisions requiring that the Company have net tangible assets of at least $5,000,001 immediately prior to, or upon such consummation of, a business combination.

For	Against	Abstain
7,062,863	34,427	0

4.	The Director Election Proposal: To approve the election of five directors, effective immediately upon the closing of the Merger, to be allocated by the Combined Company Board into three classes of directors and to serve staggered terms on the Combined Company Board until the first, second and third annual meetings of stockholders following the date of the filing of the Proposed Charter, as applicable, and until their respective successors are duly elected and qualified.

For	Against	Abstain
7,063,163	34,127	0

5.	The Nasdaq Proposal: To approve, for purposes of complying with the rules of Nasdaq, the issuance of New CXApp common stock to the CXApp stockholders pursuant to the Merger Agreement.

For	Against	Abstain
7,063,163	34,127	0

6.	The Incentive Plan Proposal: To approve and adopt the 2023 New CXApp Equity Incentive Plan, including the authorization of the initial share reserve under the plan.

 n

For	Against	Abstain
7,060,263	36,927	100

In connection with the Special Meeting, KINS also solicited proxies with respect to the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or for any other reason permitted by the Merger Agreement in connection with, the approval of one or more of the proposals at the Special Meeting. As there were sufficient votes at the time of the Special Meeting to approve proposals 1 through 6 and to ensure that a quorum was present at the Special Meeting, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of KINS common stock for approval at the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between KINS and CXApp. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this Current Report. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, CXApp’s and KINS’ expectations with respect to the anticipated financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of KINS’ registration statement on Form S-4, as amended from time to time, (File No. 333-267938), its Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021, and its subsequent Quarterly Reports on Form 10-Q. In addition, there are risks and uncertainties described in the definitive proxy statement/prospectus filed by KINS and other documents filed by KINS or INPX from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside CXApp’s and KINS’ control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against KINS or CXApp following any announcement of the proposed business combination; (2) the inability to complete the proposed business combination, including due to the inability to concurrently close the business combination and related transactions; (3) the risk that the proposed business combination may not be completed by KINS’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by KINS; (4) the failure to satisfy the conditions to the consummation of the proposed business combination; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (6) volatility in the price of KINS’, Inpixon or CXApp’s securities; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the proposed business combination; (10) changes in the applicable laws or regulations; (11) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which CXApp operates; (13) the impact of the global COVID-19 pandemic; (14) the potential inability of CXApp to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (15) the enforceability of CXApp’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (16) other risks and uncertainties described in KINS’ registration statement on Form S-4, as amended from time to time, and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q, and in any proxy statement/prospectus filed by KINS. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. KINS, Inpixon and CXApp caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. None of KINS, Inpixon or CXApp gives any assurance that KINS, Inpixon or CXApp will achieve its expectations. None of KINS, Inpixon or CXApp undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINS Technology Group Inc.

Date: March 10, 2023	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman, Chief Executive Officer and Chief Financial Officer